Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 13. Commitments and Contingencies

Leases and Other Contractual Arrangements

The Company has entered into operating leases and other contractual obligations to secure real estate facilities and trade show venues. These agreements are not unilaterally cancelable by the Company, are legally enforceable and specify fixed or minimum amounts or quantities of goods or services at fixed or minimum prices.

The amounts presented below represent the minimum annual payments under the Company’s purchase obligations that have initial or remaining non-cancelable terms in excess of one year.

	Years Ending December 31,
(in millions)	2018	2019	2020	2021	2022	There-after	Total
Operating leases	$3.9	$3.8	$3.9	$3.3	$3.0	$10.8	$28.7
Other contractual obligations	41.7	18.2	12.6	1.0	0.3	-	73.8
	$45.6	$22.0	$16.5	$4.3	$3.3	$10.8	$102.5

Total expenses incurred under operating leases were $4.3 million, $2.6 million and $3.3 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Other Contingent Commitments

Legal Proceedings and Contingencies

The Company is subject to litigation and other claims in the ordinary course of business. In the opinion of management, the Company’s liability, if any, arising from regulatory matters and legal proceedings related to these matters is not expected to have a material adverse impact on the Company’s consolidated balance sheet, results of operations or cash flows.

In the opinion of management, there are no claims, commitments or guarantees pending to which the Company is party that would have a material adverse effect on the consolidated financial statements.